Exhibit 3.3

DEAN HELLER	STATE OF NEVADA	CHARLES E. MOORE
Secretary of State		Securities Administrator

RENEE L. PARKERA		SCOTT W. ANDERSON
Chief Deputy	[SEAL]	Deputy Secretary
Secretary of State		for commercial Recordings

PAMELA RUCKEL		ELLICK HSU
Deputy Secretary for Southern Nevada	OFFICE OF THE SECRETARY OF STATE	Deputy Secretary for Elections
Certified Copy

June 17, 2005
Job Number:	C20050617-0159
Reference Number:	00000249508-98
Expedite:
Through Date:
The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State’s Office, Commercial Recordings Division listed in the attached report.

Document Number(s)	Description	Number of Pages
20050236601-85	Merge In	6 Pages/1 Copies

Respectfully,

[SEAL]	/s/ DEAN HELLER

DEAN HELLER
Secretary of State

By /s/

Certification Clerk
Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

[SEAL]	DEAN HELLER
Secretary of State
204 North Carson Street Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
	Website: secretaryofstate.biz	Entity#
C16661-2003
Document Number
20050236601-85

Date Filed
6/17/2005 8:06:28 AM
In the office of
Article of Merger
	(PURSUANT TO NRS 92A.200)	/s/ Dean Heller
Page 1
Dean Heller
Secretary of State

Important Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY .
(Pursuant to Nevada Revised Statues Chapter 92A)
(excluding 92A.200(4b))
SUBMIT IN DUPLICATE
1)	Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 8 1/2 ” x 11” blank sheet containing the required information for each additional entity.

VIASPACE TECHNOLOGIES LLC

Name of merging entity

DELAWARE	LIMITED LIABILITY COMPANY
Jurisdiction	Entity type*

Name of merging entity
Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*

and

GLOBAL-WIDE PUBLICATION LTD
Name of surviving entity
NEVADA	CORPORATION
Jurisdiction	Entity type*

*	Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State Am Merger 2003
Revised on 10/24/03

[SEAL]	DEAN HELLER
Secretary Of State
204, North Carson Street, Suite 1
Carson City, Nevada 89701-4298
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2
Important: Read attached instructions before completing form.
ABOVE SPACE IS FOR OFFICE USE ONLY
2)	Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger – NRS 92A-1 90):

Attn:

c/o:
3)	(Choose one)

☒	The undersigned declares that a plan of merger has been adopted by constituent entity (NRS 92A.200).

☐	The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).
4)	Owner’s approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity)(if there are more than four merging entities, check box ☐ and attach an 8 1/2 ” x 11” blank sheet containing the required information for each additional entity):
(a)	Owner’s approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State Am Merger 2003 Revised on: 10/24/03

[SEAL]	DEAN HELLER
Secretary of States
204 North Carson Street Suite 1
Carson City, Nevada 89701-4289
(775) 684-5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

Important Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY .
(b)	The plan was approved by the required consent of the owners of*:

Global-Wide Publication Ltd.
Name of merging entity, if applicable

VIASPACE TECHNOLOGIES LLC
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and or,

Name of merging entity, if applicable
* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State Am Merger 2003
Revised on: 10/24/03

[SEAL]	DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY

(c)	Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees, See. attached fee schedule.	Nevada Secretary of State Am Merger 2003
Revised on: 10/24/03

[SEAL]	DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY
5)	Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article 1: The name of the corporation is VIASPACE INC.

6)	Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached.

or,

☑ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200)
7)	Effective date (optional)”: 6/22/05
*Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them “Restated” or “Amended and Restated,” accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent – Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees, See attached fee schedule.	Nevada Secretary of State Am Merger 2003
Revised on: 10/24/03

[SEAL]	DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY
8)	Signatures – Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; A manager of each Nevada limited liability company with manager or all the members if there are nor managers; A trustee of each Nevada Business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8 1/2” x 11” blank sheet containing the required information for each additional entity.):

Global-Wide Publication Ltd. Name of merging entity

/s/ Robert Hoegler	President	June 16, 2005
Signature	Title	Date

VIASPACE TECHNOLOGIES LLC
Name of merging entity

/s/ Carl Kukkonen	President & CEO	June 16, 2005
Signature	Title	Date

Name of merging entity

Signature	Title	Date

Name of merging entity

Signature	Title	Date

VIASPACE INC.
Name of surviving entity

/s/ Carl Kukkonen	President & CEO	June 16, 2005
Signature	Title	Date
* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.
IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State Am Merger 2003
Revised on: 10/24/03